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                                               SEC File Nos. 033-36962/811-06175
                                                             033-08865/811-04847


                                 MAINSTAY FUNDS

                               S&P 500 Index Fund
                            Mid Cap Opportunity Fund
                           Small Cap Opportunity Fund
                           Intermediate Term Bond Fund

                 Supplement dated August 11, 2006 ("Supplement")
              to the Prospectus dated March 1, 2006 ("Prospectus")

         This Supplement updates certain information contained in the above-dated Prospectus for the MainStay S&P 500 Index Fund, MainStay Mid Cap Opportunity Fund, MainStay Small Cap Opportunity Fund, and MainStay Intermediate Term Bond Fund (the "Funds"), each a series of Eclipse Funds Inc. You may obtain copies of the Funds' Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Funds' website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Effective August 1, 2006, the section entitled "Fees and Expenses of the Fund" with respect to the MainStay S&P 500 Index Fund on page 22 of the prospectus is replaced in its entirety by the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                       CLASS A        CLASS I
Maximum Sales Charge (Load) Imposed on                  3.00%          None
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)(1)                 None           None
(as a percentage of the lesser of the  original
offering price or redemption proceeds)

Redemption Fee                                          None           None
as a percentage of redemption proceeds)

Maximum Account Fee                                     None           None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fee(2)                                       0.24%          0.24%

Distribution and/or Service (12b-1) Fees(3)             0.25%          None

Other Expenses(4)                                       0.25%          0.07%

Total Annual Fund Operating Expenses                    0.74%          0.31%

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
Less Waivers/Reimbursements (5)                        -0.14%         -0.01%

Net Annual Fund Operating Expenses (5)                  0.60%          0.30%

(1) Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value.

(2) The management fee for the Fund is an annual percentage of the Fund's average net assets as follows: 0.25% up to $1 billion, 0.225% from $1 billion to $3 billion and 0.20% in excess of $3 billion.

(3) Because the 12b-1 fee is an ongoing fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

(4) "Other expenses" include, among other things, fees payable for transfer agency services, which may differ between the classes.

(5) NYLIM has entered into a written expense limitation agreement under which it has agreed to waive a portion of the Fund's management fee or reimburse the Fund so that the Fund's total ordinary operating expenses (total annual fund operating expenses excluding taxes, interest, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) do not exceed 0.30% of average daily net assets for Class I shares. NYLIM will apply an equivalent waiver or reimbursement in an equal amount of basis points to the Class A shares. In addition, effective August 1, 2006, NYLIM has entered into a written expense limitation agreement under which it has agreed to reimburse the transfer agency fees of the Class A shares of the Fund so that total ordinary operating expenses do not exceed 0.60% of average daily net assets for Class A shares.

These expense limitations may be modified or terminated only with the approval of the Board. NYLIM may recoup the amount of any management fee waivers or expense reimbursements from the Fund pursuant to the agreement if such action does not cause the Fund to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or if you continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                                  CLASS A               CLASS I
                                  -------               -------
Expenses After
1 year                            $359                  $31

3 years                           $486                  $97

5 years                           $625                  $169

10 years                          $1,028                $381

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Kathy A. O'Connor and Jeffrey Sanders have resigned as portfolio managers of the MainStay Mid Cap Opportunity Fund and the MainStay Small Cap Oportunity Fund, and have been replaced by Joan M. Sabella and Tony Elavia. The Prospectus is supplemented as follows:

1. In the section entitled "Portfolio Managers" on page 93 of the Prospectus, replace the reference to Kathy A. O'Connor and Jeffrey Sanders with Joan M. Sabella and Tony Elavia.

2. In the section entitled "Portfolio Manager Biographies" on page 93 of the Prospectus, delete the biographies of Kathy A. O'Connor and Jeffrey Sanders and update the biographies of Joan M. Sabella and Tony Elavia as follows.

         JOAN M. SABELLA Ms. Sabella has managed the Balanced Fund since its inception in 1989 and has managed the Mid Cap Opportunity and Small Cap Opportunity Funds since August 2006. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

         TONY ELAVIA Mr. Elavia is a Senior Managing Director at NYLIM, and also is Chief Investment Officer of NYLIM Equity Investors Group. Mr. Elavia has managed the Balanced and Income Manager Funds since March 2005, and has managed the Mid Cap Opportunity and Small Cap Opportunity Funds since August 2006. With respect to the Income Manager Fund, Mr. Elavia is responsible for overall management of the Fund including the asset allocation decisions. Prior to joining NYLIM in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.

With respect to the MainStay Intermediate Term Bond Fund, Christopher Harms has resigned from the Fund's portfolio management team and has been replaced by Joseph Portera. The Fund continues to be managed by Gary Goodenough along with Joseph Portera. The Prospectus is supplemented as follows:

1. In the section entitled "Portfolio Managers" on page 93 of the Prospectus, replace the reference to Christopher Harms with Joseph Portera.

2. In the section entitled "Portfolio Manager Biographies" on page 95 of the Prospectus, delete the biography of Christopher Harms and add the biography of Joseph Portera as shown below to accompany the biography of Gary Goodenough:

         JOSEPH PORTERA Mr. Portera has managed the Intermediate Term Bond Fund since May 2006. Mr. Portera is a Managing Director of MacKay Shields specializing in international bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in foreign and domestic bonds. Mr. Portera originally joined MacKay Shields in 1991.

         GARY GOODENOUGH Mr. Goodenough became manager of the Intermediate Term Bond Fund in July 2000 and the Short Term Bond Fund in April 2001. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of Fixed Income in 2000. Since 2004 he has been a Senior Managing Director. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Solomon Bothers.

             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE